                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2002




                         ADAMS RESOURCES & ENERGY, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                                1-7908                                  74-1753147
  ---------------                        ----------------                         -------------------
  (State or other                        (Commission file                            (IRS employer
  jurisdiction of                             number)                             identification no.)
   incorporation)



     4400 POST OAK PKWY., SUITE 2700, HOUSTON, TEXAS                                     77027
     -----------------------------------------------                                   ----------
        (Address of principal executive offices)                                       (Zip code)


                                 (713) 881-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.             Description
         -----------             -----------

         99.1 Amended Statement Under Oath of K. S. Adams, Jr., Chief Executive Officer, Regarding Facts And Circumstances Relating to Exchange Act Filings

         99.2 Amended Statement Under Oath of Richard B. Abshire, Chief Financial Officer, Regarding Facts And Circumstances Relating to Exchange Act Filings




Item 9.  Regulation FD Disclosure.

         On August 21, 2002, Adams Resources & Energy, Inc. submitted to the Securities and Exchange Commission (the "Commission") the amended Statements under Oath of its Principal Executive Officer and its Principal Financial Officer in accordance with the Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. These statements are attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADAMS RESOURCES & ENERGY, INC.



Date:  August 22, 2002           By:  /s/  K. S. ADAMS, JR.
                                     ----------------------------------------
                                     K. S. Adams, Jr.
                                     Chief Executive Officer

                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------

         99.1     Amended Statement Under Oath of K. S. Adams, Jr., Chief
                  Executive Officer, Regarding Facts And Circumstances Relating to Exchange Act Filings

         99.2     Amended Statement Under Oath of Richard B. Abshire, Chief
                  Financial Officer, Regarding Facts And Circumstances Relating to Exchange Act Filings